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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this 1995 Form 10-K into Newmont Gold Company's previously filed S-3 Registration Statement No. 33-54245 and S-8 Registration Statement No. 33-62471.

                                        /s/ ARTHUR ANDERSEN LLP
                                        --------------------------
                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 21, 1996.